Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Medical Discoveries, Inc. (the “Company”) hereby certifies that, to her knowledge:

(i)  The Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ JUDY ROBINETT
Date: December 19, 2007		Judy Robinett Chief Executive Officer and interim Chief Financial Officer